Equity	12 Months Ended
Dec. 31, 2016
Equity [Abstract]
Equity
Equity

A. Common Stock

We purchase our common stock through privately negotiated transactions or in open market purchases as circumstances and prices warrant. Purchased shares under each of the share-purchase plans, which are authorized by our Board of Directors, are available for general corporate purposes. On June 27, 2013, we announced that the Board of Directors had authorized a $10 billion share-purchase plan, which was exhausted in the first quarter of 2015. On October 23, 2014, we announced that the Board of Directors had authorized an additional $11 billion share-purchase plan (the October 2014 Stock Purchase Plan), and share purchases commenced thereunder in January 2015. In December 2015, the Board of Directors authorized a new $11 billion share repurchase program to be utilized over time.

On March 8, 2016, we entered into an accelerated share repurchase agreement with GS&Co. to repurchase $5 billion of our common stock. Pursuant to the terms of the agreement, on March 10, 2016, we paid $5 billion to GS&Co. and received an initial delivery of approximately 136 million shares of our common stock from GS&Co. based on a price of $29.36 per share, which represented, based on the closing share price of our common stock on the NYSE on March 8, 2016, approximately 80% of the notional amount of the accelerated share repurchase agreement. On June 20, 2016, the accelerated share repurchase agreement with GS&Co. was completed, which, per the terms of the agreement, resulted in GS&Co. owing us a certain number of shares of Pfizer common stock. Pursuant to the agreement’s settlement terms, we received an additional 18 million shares of our common stock from GS&Co. on June 20, 2016. The average price paid for all of the shares delivered under the accelerated share repurchase agreement was $32.38 per share. The common stock received is included in Treasury stock. This agreement was entered into pursuant to our previously announced share repurchase authorization.

On February 9, 2015, we entered into an accelerated share repurchase agreement with GS&Co. to repurchase shares of our common stock. This agreement was entered into under our previously announced share repurchase authorization. Pursuant to the terms of the agreement, on February 11, 2015, we paid $5 billion to GS&Co. and received approximately 151 million shares of our common stock from GS&Co. On July 2, 2015, the accelerated share repurchase agreement with GS&Co. was completed, which, per the terms of the agreement, resulted in us owing GS&Co. a certain number of shares of Pfizer common stock or its equivalent dollar value. Pursuant to the agreement’s settlement terms, we elected to settle this amount in cash and paid an additional $160 million to GS&Co. on July 13, 2015, resulting in a total of approximately $5.2 billion paid to GS&Co. The final average price paid for the shares delivered under the accelerated share repurchase agreement was $34.13 per share.

The following table provides the number of shares of our common stock purchased and the cost of purchases under our publicly announced share-purchase plans, including our accelerated share repurchase agreements:

(SHARES IN MILLIONS, DOLLARS IN BILLIONS)	2016(a)	2015(b)	2014
Shares of common stock purchased	154	182	165
Cost of purchase	$5.0	$6.2	$5.0

(a)	Represents shares purchased pursuant to and received upon settlement of the accelerated share repurchase agreement entered into on March 8, 2016. See above for additional information.

(b)
Includes approximately 151 million shares purchased for $5.2 billion pursuant to the accelerated share repurchase agreement entered into on February 9, 2015 (see above for additional information), as well as other share repurchases through year-end 2015.

At December 31, 2016, our remaining share-purchase authorization was approximately $11.4 billion.

On February 2, 2017, we entered into an accelerated share repurchase agreement with Citibank to repurchase $5 billion of our common stock. This agreement was entered into pursuant to our previously announced share repurchase authorization. For additional information, see Note 19.
B. Preferred Stock

The Series A convertible perpetual preferred stock is held by an employee stock ownership plan (Preferred ESOP) Trust and provides dividends at the rate of 6.25%, which are accumulated and paid quarterly. The per-share stated value is $40,300 and the preferred stock ranks senior to our common stock as to dividends and liquidation rights. Each share is convertible, at the holder’s option, into 2,574.87 shares of our common stock with equal voting rights. The conversion option is indexed to our common stock and requires share settlement, and, therefore, is reported at the fair value at the date of issuance. We may redeem the preferred stock at any time or upon termination of the Preferred ESOP, at our option, in cash, in shares of common stock, or a combination of both at a price of $40,300 per share.
C. Employee Stock Ownership Plans

We have two employee stock ownership plans (collectively, the ESOPs), the Preferred ESOP and another that holds common stock of the Company (Common ESOP).

Allocated shares held by the Common ESOP, including reinvested dividends, are considered outstanding for EPS calculations and the eventual conversion of allocated preferred shares held by the Preferred ESOP are assumed in the diluted EPS calculation. As of December 31, 2016, the Preferred ESOP held preferred shares convertible into approximately 1 million shares of our common stock, and the Common ESOP held approximately 55 million shares of our common stock. As of December 31, 2016, all shares of preferred and common stock held by the ESOPs have been allocated to the Pfizer U.S. defined contribution plan participants. The compensation cost related to the common ESOPs was $9 million in 2016, $8 million in 2015 and $133 million in 2014. Prior to 2015, Pfizer matching contributions were primarily invested in the Common ESOP. Beginning in January 2015, Pfizer matching contributions are being invested based on the investment direction of the employees’ own contributions. As a result, the compensation cost related to the Common ESOP was significantly lower in 2015 and 2016.